*** CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE COMPANY TREATS AS PRIVATE OR CONFIDENTIAL.

EXECUTION VERSION

WAIVER AND FIFTH AMENDMENT TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

THIS WAIVER AND FIFTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Fifth Amendment”), dated as of March 30, 2023, is entered into by and among Consolidated Amusement Holdings, LLC, a Nevada limited liability company (the “Borrower”), the Affiliates of the Borrower identified on the signature pages hereto (collectively, the “Guarantors”), the financial institutions identified on the signature pages hereto (collectively, the “Lenders”), and Bank of America, N.A., as Administrative Agent, Swingline Lender and L/C Issuer, with reference to the following facts:

RECITALS

A.The Borrower, the Guarantors, the Lenders, and Bank of America as Administrative Agent, Swingline Lender and L/C Issuer are parties to a Second Amended and Restated Credit Agreement, dated as of March 6, 2020, as amended by a Waiver and First Amendment to Second Amended and Restated Credit Agreement dated as of May 15, 2020 (the “First Amendment”), by a Waiver and Second Amendment to Second Amended and Restated Credit Agreement dated as of August 7, 2020 (the “Second Amendment”), by a Waiver and Third Amendment to Second Amended and Restated Credit Agreement dated as of November 8, 2021 (the “Third Amendment”), and by a Fourth Amendment to Second Amended and Restated Credit Agreement dated as of November 29, 2022 (the “Fourth Amendment”  and collectively with the  First Amendment, Second Amendment, Third Amendment, and Second Amended and Restated Credit Agreement, the “Credit Agreement”), pursuant to which the Lenders provide a revolving credit facility to the Borrower in an aggregate amount of up to $55,000,000.00.

B.As stated in that certain Default Notice; Reservation of Rights Letter dated as of March 8, 2023 (the “Default Letter”), a Default has occurred and is continuing by the Borrower’s breach of Section 3.2 of the Fourth Amendment due to the Borrower’s failure to pay the principal payment in the amount of $5,000,000.00 due on March 1, 2023 (the “Payment Amount”). As provided in the Default Letter, from and after March 1, 2023, interest is accruing on the Payment Amount at the Default Rate of 2% above the otherwise applicable interest rate (the “Accrued    Default Interest”). [***] The defaults referred to in this Recital B are collectively referred to as the “Existing Defaults.”

C.The parties are entering into this Fifth Amendment by which the Lenders will waive the Existing Defaults and the parties will amend and supplement the Credit Agreement as set forth below.

NOW, THEREFORE, the parties hereby agree as follows:

1.Recitals.  All of the foregoing recitals and statements are hereby affirmed by the Loan Parties as true statements of fact and may be used as binding admissions in a court of law or equity, or other judicial or non-judicial proceedings.

2.Defined Terms.  Any and all initially capitalized terms used in this Fifth Amendment without definition (including, without limitation, in the recitals to this Fifth Amendment) shall have the respective meanings set forth for such terms in the Credit Agreement.

3.Waiver of Existing Defaults. To the fullest extent necessary, each of the Administrative Agent and Lenders hereby waive the Existing Defaults. Such waiver shall constitute a waiver of only the Existing Defaults, and shall not constitute a waiver of the Borrower’s obligation to comply with the Credit Agreement, as amended, on any other occasion or occurrence, including without limitation, the Borrower’s obligation to comply with all applicable covenants in the Credit Agreement, including any and all financial covenants, on a going-forward basis.

4.Amendments to Credit Agreement.

4.1.Extension of Maturity Date. The definition of “Maturity Date” set forth in Section 1.01 of the Credit Agreement is amended and restated to read as follows:

“Maturity Date” means the date that is September 4, 2024; provided,  however, that if such date is not a Business Day, the Maturity Date shall be the next preceding Business Day.

4.2.PIK Interest. Section 2.08 of the Credit Agreement is amended to provide for additional interest on the Loan, which shall be inserted into such Section as clause (d) and which shall read as follows:

“(d) In consideration for the terms set forth in the Fifth Amendment dated to be effective as of March 30, 2023, Borrower agrees to pay additional interest on the unpaid principal balance of the Loan at the rate of one-half of one percent (0.50%) per annum commencing on January 1, 2024 and continuing until the Loan is paid in full (the “PIK Interest”). The PIK Interest shall accrue but not be due and payable until the earlier of (i) the Maturity Date or (ii) the date on which the Loan is paid in full; provided,  however, in the event that the Loan is repaid in full prior to April 1, 2024, the Lenders shall waive (and forgive) the obligation of Borrower to pay the PIK Interest.”

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4.3.Mandatory Prepayments. Section 4.3 of the Third Amendment is amended and restated to read as follows:

“Borrower shall make the following principal payments on the Loan:

Month	Principal Payment Amount
May 4, 2023	$725,000.00
June 5, 2023	$725,000.00
July 5, 2023	$725,000.00
August 4, 2023	$725,000.00
September 5, 2023	$725,000.00
October 4, 2023	$725,000.00
November 6, 2023	$725,000.00
December 4, 2023	$725,000.00
January 4, 2024	$725,000.00
February 5, 2024	$725,000.00
March 4, 2024	$725,000.00
April 4, 2024	$725,000.00
May 6, 2024	$725,000.00
June 4, 2024	$725,000.00
July 5, 2024	$725,000.00
August 5, 2024	$725,000.00
Maturity Date	The remaining outstanding balance of the Loans

4.4.Representations.

(i)Section 5.06 of the Credit Agreement is amended and restated to read as follows:

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“There are no actions, suits, proceedings, claims or disputes pending or, to the knowledge of the Loan Parties after due and diligent investigation, threatened, at law, in equity, in arbitration or before any Governmental Authority, by or against any Loan Party or any Subsidiary or against any of their properties or revenues that

(a) purport to affect or pertain to this Agreement or any other Loan Document or any of the transactions contemplated hereby, or (b) either individually or in the aggregate could reasonably be expected to have a Material Adverse Effect [***].”

(ii)Section 5.16 of the Credit Agreement is amended and restated to read as follows: “[Reserved.]”

4.5.Additional Reporting Requirements. In addition to delivering the financial statements and information required by Section 6.01 of the Credit Agreement, as amended by the Second Amendment, the Borrower shall:

(i)deliver Monthly cash flow statements and forecasts for Reading International, Inc. for the global consolidated entities in form and substance reasonably satisfactory to the Administrative Agent and the Lenders and generally consistent with the form dated in March of 2023 and previously provided to Administrative Agent and the Lenders in connection with this Fifth Amendment, including without limitation that such forecasts be through the period ending no earlier than December of 2024; and

(ii)participate on a quarterly basis in calls with Administrative Agent and the Lenders to discuss the monthly financial reports forecasts and other relevant information regarding the Borrower’s financial performance and operations.

4.6.Schedules 5.21(b)-(g) are hereby amended and restated, with Schedules 5.21(b)-(g) attached to this Fifth Amendment.

4.7.Section 6.17 of the Credit Agreement is amended and restated to read as follows:

[***]

5.General Release. From and after the effective date of this Fifth Amendment, the Borrower and each Guarantor hereby agrees that, without any further act, the Administrative Agent, each Lender and each other Secured Party is fully and forever released and discharged from any and all claims for damages or losses to the Borrower, any Guarantor, or to any property of the Borrower or any Guarantor (whether any such damages or losses are known or unknown, foreseen or unforeseen, or patent or latent), including, without limitation, any tort claim, demand, action or cause of action of any nature, whatsoever, arising under or relating to the Credit Agreement or the other Loan Documents or any of the transactions related thereto, in each case, prior to the date hereof, and the Borrower and each Guarantor hereby waive application of California Civil Code Section 1542. The Borrower and each Guarantor certify that they have read the following provisions of California Civil Code Section 1542:

A general release does not extend to claims that the creditor or releasing party does not know or suspect to exist in his or her favor at the time of executing the release and that, if known by him or her, would have materially affected his or her settlement with the debtor or released party.

The Borrower and each Guarantor understands and acknowledges that the significance and consequence of this waiver of California Civil Code Section 1542 is that even if the Borrower or such Guarantor should eventually suffer additional damages arising out of the facts referred to above, it will not be able to make any claim for those damages. Furthermore, the Borrower and each Guarantor acknowledge that they intend these consequences even as to claims for damages that may exist as of the date of this release but which the Borrower or such Guarantor does not know exist, and which, if known, would materially affect the Borrower’s or such Guarantor’s decision to execute this Fifth Amendment, regardless of whether the Borrower’s or such Guarantor’s lack of knowledge is the result of ignorance, oversight, error, negligence, or any other cause.

6.Conditions Precedent.  This Fifth Amendment shall become effective as of the date first set forth above upon satisfaction of the following conditions:

6.1.This Fifth Amendment and Fifth Amendment Fee Letter. The Administrative Agent shall have received this Fifth Amendment and the Fifth Amendment Fee Letter duly executed by the Borrower, the Guarantors, and each of the Lenders, as applicable;

6.2.Principal Pay Down. Administrative Agent has received a principal payment of $750,000.00;

6.3.Accrued Interest. Administrative Agent has received the payment of the Accrued Default Interest that has been accruing on the Payment Amount since March 1, 2023 and all other accrued, unpaid interest owing under the Loan;

6.4.Officer’s Certificates. Administrative Agent shall have received officer’s certificates and resolutions authorizing this Fifth Amendment, and the Fifth Amendment Fee Letter in form and substance acceptable to Administrative Agent;

6.5.Due Diligence. Administrative Agent and Lenders have received and are reasonably satisfied with all reports, inspections, and examinations required by Administrative Agent and Lenders;

6.6.Fees and Expenses. The Administrative Agent shall have received all fees, expenses and other amounts that have been invoiced by Administrative Agent to Borrower on or before the date hereof; and

6.7.Closing Deadline.  All other Conditions Precedent set forth in this Section 6 of the Fifth Amendment shall have been satisfied on or before March 30, 2023.

7.Certain Post Closing Obligations. As promptly as practicable, and in any event on or before April 28, 2023, or such later date as the Administrative Agent reasonably agrees to in writing, the Borrower and each other Loan Party shall deliver the following documents or take the action:

7.1.Corrected Stock Certificate and Stock Power. Administrative Agent shall have received a corrected stock certificate showing the correct name of Reading Cinemas NJ, Inc. and a new undated stock power duly executed in blank, with the understanding that the stock certificate currently in the possession of Administrative Agent with the incorrect name of “Reading Cinemas New Jersey, Inc.” shall be destroyed.

7.2.Joinder Agreement. To the extent that Reading Food Services, LLC, a Nevada limited liability company (“New Subsidiary”) is not an Excluded Subsidiary, the Administrative Agent shall have received (i) a Joinder Agreement duly executed by New Subsidiary, Borrower and Administrative Agent, causing New Subsidiary to be added as an additional Loan Party and Subsidiary Guarantor under the terms of the Credit Agreement, (ii) officer’s certificates and resolutions from New Subsidiary authorizing the Joinder Agreement and (iii) a duly completed UCC-1 financing statement with respect to New Subsidiary in a form satisfactory for filing with the Nevada Secretary of State.

8.Reaffirmation and  Ratification.  The Borrower and each Guarantor hereby reaffirms, ratifies and confirms its Obligations under the Credit Agreement and all other Loan Documents and acknowledges that all of the terms and conditions of the Credit Agreement and all other Loan Documents, except as otherwise provided herein or therein, remain in full force and effect. The Borrower and each Guarantor further acknowledges and agrees that the liens, security interests, pledges, and assignments created by the Credit Agreement and Loan Documents are valid, effective, properly perfected, and enforceable liens, security interests, pledges, and assignments, and hereby reaffirms the grant of all liens, security interests, pledges, and assignments which each has previously granted to the Administrative Agent and Lenders.

9.Acknowledgements.  The Loan Parties acknowledge and agree that as of the effective date of this Fifth Amendment: (i) the Indebtedness is just, due, and owing, without any right of any Loan Party to setoff, recoup, or counterclaim; (ii) the Administrative Agent and Lenders have fully performed all of their obligations under the Credit Agreement and Loan Documents and are not in default under any terms, provisions, or conditions of the Credit Agreement or the Loan Documents, and in addition, no circumstances exist under which Administrative Agent and Lenders may be deemed in default merely upon service of notice or passage of time or both; and (iii) the Loan Parties have no defenses to the Indebtedness, the Credit Agreement, or the Loan Documents.

10.Representations and Warranties. The Borrower hereby confirms that all representations and warranties of the Borrower contained in Article V of the Credit Agreement continue to be true and correct in all material respects after giving effect to this Fifth Amendment, except: (i) for representations and warranties which are qualified by the inclusion of a materiality standard, which representations and warranties shall be true and correct in all respects; and (ii) to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date; provided, in each case, that any representation or warranty which is qualified by reference to Material Adverse Effect shall exclude events, circumstances,  occurrences or conditions arising from the COVID-19 pandemic.

11.Events of Default. After giving effect to this Fifth Amendment, no Default nor any Event of Default has occurred and is continuing under the Credit Agreement.

12.Integration. This Fifth Amendment constitutes the entire agreement of the parties in connection with the subject matter hereof and cannot be changed or terminated orally. All prior agreements, understandings, representations, warranties and negotiations regarding the subject matter hereof, if any, are merged into this Fifth Amendment.

13.Counterparts. This Fifth Amendment may be executed in multiple counterparts, each of which when so executed and delivered shall be deemed an original, and all of which, taken together, shall constitute but one and the same agreement.

14.Governing Law. This Fifth Amendment shall be governed by, and construed and enforced in accordance with, the internal laws (as opposed to the conflicts of law principles) of the State of New York.

[Rest of page intentionally left blank; signature pages follow]

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IN  WITNESS WHEREOF, the parties hereto have executed this Fifth Amendment by their respective duly authorized officers as of the date first above written.

BORROWER:

CONSOLIDATED AMUSEMENT HOLDINGS,
LLC, a Nevada limited liability company

By:	/s/ Gilbert Avanes
Gilbert Avanes
Chief Financial Officer

[Signature Page to Waiver and Fifth Amendment to Second Amended and Restated Credit Agreement]

GUARANTORS:

CONSOLIDATED ENTERTAINMENT, LLC,
a Nevada limited liability company

By:	/s/ Gilbert Avanes
Gilbert Avanes
Chief Financial Officer

ANGELIKA FILM CENTER MOSAIC, LLC,
a Nevada limited liability company

By:	/s/ Gilbert Avanes
Gilbert Avanes
Chief Financial Officer

ANGELIKA FILM CENTERS LLC,
a Delaware limited liability company

By:	/s/ Gilbert Avanes
Gilbert Avanes
Chief Financial Officer

READING CINEMAS NJ, INC.,
a Delaware corporation

By:	/s/ Gilbert Avanes
Gilbert Avanes
Chief Financial Officer

[Signature Page to Waiver and Fifth Amendment to Second Amended and Restated Credit Agreement]

CONSOLIDATED CINEMA SERVICES, LLC,
a Nevada limited liability company

By:	/s/ Gilbert Avanes
Gilbert Avanes
Chief Financial Officer

READING MURRIETA THEATER, LLC,
a Nevada limited liability company

By:	/s/ Gilbert Avanes
Gilbert Avanes
Chief Financial Officer

KABALA CINEMA COMPANY, LLC,
a Nevada limited liability company

By:	/s/ Gilbert Avanes
Gilbert Avanes
Chief Financial Officer

KAAHUMANU CINEMAS, LLC,
a Nevada limited liability company

By:	/s/ Gilbert Avanes
Gilbert Avanes
Chief Financial Officer

[Signature Page to Waiver and Fifth Amendment to Second Amended and Restated Credit Agreement]

READING CONSOLIDATING HOLDINGS, INC
a Nevada corporation

By:	/s/ Gilbert Avanes
Gilbert Avanes
Chief Financial Officer

KMA CINEMAS, LLC,
a Nevada limited liability company

By:	/s/ Gilbert Avanes
Gilbert Avanes
Chief Financial Officer

CARMEL THEATRES, LLC,
a Nevada limited liability company

By:	/s/ Gilbert Avanes
Gilbert Avanes
Chief Financial Officer

[Signature Page to Waiver and Fifth Amendment to Second Amended and Restated Credit Agreement]

ADMINISTRATIVE AGENT AND LENDERS:

BANK OF AMERICA, N.A.,

as Administrative Agent

By: /s/ G. Christopher Miller

Name: G. Christopher Miller

Title:   Senior Vice President

BANK OF AMERICA, N.A.,

as a Lender, L/C Issuer and Swingline Lender

By: /s/ G. Christopher Miller

Name: G. Christopher Miller

Title:   Senior Vice President

BANK OF HAWAII,

as a Lender

By: /s/ Terri L. Okada

Name: Terri L. Okada

Title:   Senior Vice President

EXHIBIT A-1

Section 6.17 Cinemas

[***]

EXHIBIT A-2

Section 6.17 Excluded Cinemas

[***]

SCHEDULE 5.21(b)

[***]

SCHEDULE 5.21(c)

[***]

SCHEDULE 5.21 (d)(i)

[***]

SCHEDULE 5.21(d)(ii)

[***]

SCHEDULE 5.21(e)

[***]

SCHEDULE 5.21(f)

[***]

SCHEDULE 5.21(g)

[***]